Exhibit 99.2

   Peter D. Aquino – Chief Executive OfficerMichael T. Sicoli – President, Chief Financial Officer   Third Quarter 2019 Earnings ReportNovember 12, 2019   © 2019 Internap Corporation (INAP)

 FORWARD-LOOKING STATEMENTS  Certain statements in this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding industry trends, our future financial position and performance, business strategy, revenues and expenses in future periods, projected levels of growth, availability of capital resources and liquidity and other matters that do not relate strictly to historical facts. These statements are often identified by words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “continue,” “could” or “should,” that an “opportunity” exists, that we are “positioned” for a particular result, statements regarding our vision or similar expressions or variations. These statements are based on the beliefs and expectations of our management team based on information available at the time such statements are made. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. Therefore, actual future results and trends may differ materially from what is forecast in such forward-looking statements due to a variety of factors, including, without limitation: our ability to drive growth while reducing costs; our ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all; the robustness of the IT infrastructure services market; our ability to achieve or sustain profitability; our ability to expand margins and drive higher returns on investment; our ability to sell into new and existing data center space; the actual performance of our IT infrastructure services and our ability to improve operations; our ability to correctly forecast capital needs, demand and space utilization; our ability to respond successfully to technological change and the resulting competition; the geographic concentration of our data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; the uncertainty as to whether any strategic alternative will be pursued or, if pursued, closed; uncertainty as to the terms, value and timing of any such strategic alternative; the impact of the announcement of the evaluation of strategic alternatives on INAP’s common stock, its businesses, and its operating results; our ability to realize anticipated revenue and growth; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; the failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, data centers, network access points or computer systems; our ability to provide or improve Internet infrastructure services to our customers; our ability to protect our intellectual property; our substantial amount of indebtedness, our ability to raise additional capital when needed, on attractive terms, or at all, and our ability to service existing debt or maintain compliance with financial and other covenants contained in our credit agreement; our compliance with and changes in complex laws and regulations in the U.S. and internationally; our ability to attract and retain qualified management and other personnel; and volatility in the trading price of INAP common stock. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC and our other reports filed with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by INAP or on our behalf. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to INAP or persons acting on our behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and INAP undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  © 2019 Internap Corporation (INAP)  2

 NON-GAAP MEASURES  In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. INAP believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand our underlying performance and trends. Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition. Our method of calculating these non-GAAP financial measures may differ from methods used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP.We have provided in this presentation reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures.   © 2019 Internap Corporation (INAP)  3

 Further Progress on Sales and Operational Fronts   Solid, consistent 3rd Quarter performance New sales in INAP’s Data Center Flagships support growth thesis Success in high power absorption markets such as Phoenix, LA, and SeattleInvestments in VIP Cloud customers, and lower Churn, produces stabilityAmendment to credit facility adds runway for growth and strategic actions  © 2019 Internap Corporation (INAP)  4  Industry is Consolidating in Pursuit of Scale

INAP'S ATTRIBUTES AT-A-GLANCE

51 DATA CENTERS

21 METRO MARKETS

100 GLOBAL POPs

1.2M GROSS SQ. FEET

132 MW UTILITY POWER

14 INAP FLAGSHIP
1M+ GROSS SF.
111MW+ POWER

8 TURNKEY
100K+ GROSS SF.
21MW+ POWER

29 SPACE/POWER
30K+ GROSS SF.
<5MW* POWER

*Power stat for 29 additional data centers not reflected in 132MW.

NORTH AMERICA

- Atlanta
- Boston
- Chicago
- Dallas
- Houston
- Los Angeles
- Miami
- Montreal
- New York / New Jersey
- Northern Virginia / D.C
- Oakland
- Phoenix
- Seattle
- Silicon Valley

EUROPE

- Amsterdam
- Frankfurt
- London

APAC

- Hong Kong
- Singapore
- Sydney
- Tokyo / Osaka

COLOCATION

CLOUD

NETWORK

© 2019 Internap Corporation (INAP)
5

NORTH AMERICA - MARKET COMPARISON BY CRITICAL MW

INAP Flagship: Multi-megawatt, fully INAP operated, Tier III-type data centers.

Turnkey: Leased space with other Tier III-type data centers offering typically space/power.

POP w/Colo: Typically smaller fixed footprint in other providers' Tier III-type data centers to accommodate INAP customer space/power and /or INAP POP.

INAP Flagship Locations

INAP Flagship Location	Market	Facility type	COUNTRY	2019 CRITICAL MW	2024 CRITICAL MW	5YR CAGR	MW/YR	2019 RANK	2024 RANK	CHANGE
	NORTHERN VIRGINIA	POP w/Colo	United States	1,087.1	1,434.4	5.7%	69.4	1	1	---
Yes	SILICON VALLEY	INAP Flagship	United States	517.6	568.7	1.9%	10.2	2	3	↓ 1
Yes	DALLAS, FORT WORTH	INAP Flagship	United States	480.4	578.9	3.8%	19.7	3	2	↑ 1
Yes	NEW YORK METRO	INAP Flagship	United States	443.9	475.9	1.4%	6.4	4	5	↓ 1
	CHICAGO	Turnkey	United States	430.7	519.0	3.8%	17.7	5	4	↑ 1
Yes	SOUTHERN CALIFORNIA (L.A.)	INAP Flagship	United States	310.9	345.0	2.1%	6.8	6	7	↓ 1
	LAS VEGAS / RENO		United States	304.6	344.6	2.5%	8.0	7	8	↓ 1
Yes	PHOENIX	INAP Flagship	United States	282.7	413.4	7.9%	26.1	8	6	↑ 2
Yes	ATLANTA	INAP Flagship	United States	233.6	338.5	7.7%	21.0	9	9	---
	TORONTO		Canada	148.3	173.6	3.2%	5.1	10	12	↓ 2
Yes	PACIFIC NW (SEATTLE)	INAP Flagship	United States	139.2	174.3	4.6%	7.0	11	11	---
	AUSTIN, SAN ANTONIO		United States	138.9	159.5	2.8%	4.1	12	13	↓ 1
Yes	MONTREAL	INAP Flagship	Canada	133.4	204.3	8.9%	14.2	13	10	↑ 3
Yes	BOSTON	INAP Flagship	United States	114.6	119.3	0.8%	0.9	14	16	↓ 2
Yes	HOUSTON	INAP Flagship	United States	113.1	123.6	1.8%	2.1	15	15	---
	DENVER	POP w/Colo	United States	111.5	133.1	3.6%	4.3	16	14	↑ 2
	MINNEAPOLIS		United States	75.2	88.9	3.4%	2.7	17	17	---
	CHARLOTTE, RALEIGH		United States	59.1	72.9	4.3%	2.8	18	18	---
	VANCOUVER (WESTERN CANADA)		Canada	48.9	59.2	3.9%	2.1	19	19	---

Market Data Source: Structure Research, 2019

© 2019 Internap Corporation (INAP)

6

© 2019 Internap Corporation (INAP)  7  GLOBAL COLOCATION RANKING - BY MAJOR MARKET, 2024 CRITICAL MW  INAP Flagship Locations  MARKET RANKING 1-25  1,434.4  899.0  820.2  743.6  578.9  568.7  524.2  519.0  490.0  477.4  475.9  462.2  456.7  413.4  378.7  345.0  338.5  NORTHERNVIRGINIA  TOKYO  LONDON  SHANGHAI  DALLAS,FORT WORTH  SILICONVALLEY  SINGAPORE  CHICAGO  AMSTERDAM  FRANKFURT  NEW YORKMETRO  BEJING  HONG KONG  PHOENIX  SYDNEY  SOUTHERN CALIFORNIA (L.A.)  LAS VEGAS/RENO  ATLANTA  GUANGZHOU  SEOUL  MUMBAI  PARIS  OSAKA  MONTREAL  SAO PAULO  344.6  318.1  301.4  279.3  237.2  231.7  204.3  187.5  Market Data Source: Structure Research, 2019  INAP Flagship: Multi-megawatt, fully INAP operated, Tier III-type data centers.  Turnkey: Leased space with other Tier III-type data centers offering typically space/power.  POP w/Colo: Typically smaller fixed footprint in other providers’ Tier III-type data centers to accommodate INAP customer space/power and /or INAP POP.

 © 2019 Internap Corporation (INAP)  8  QUARTERLY FINANCIAL SUMMARY  ($ in millions)   *Reconciliations to GAAP on pages 13-16  Revenue  Net Loss Attributable to Shareholders  Adjusted EBITDA (non-GAAP)*  Capital Expenditures

 © 2019 Internap Corporation (INAP)  9  INAP US BUSINESS UNIT RESULTS      ($ in millions)  * *Reconciliations to GAAP on pages 13-16  Revenue  Business Unit Contribution (non-GAAP)*

 © 2019 Internap Corporation (INAP)  10  INAP INTL BUSINESS UNIT RESULTS  Business Unit Contribution (non-GAAP)*  Revenue  ($ in millions)  *Reconciliations to GAAP on pages 13-16

 © 2019 Internap Corporation (INAP)  11  CASH FLOW AND BALANCE SHEET   Conservative CapEx to Maintain Cash Flow Objectives  *Reconciliations to GAAP on pages 13-16

 Taking inap 2.0 to the next level  © 2019 Internap Corporation (INAP)  12  Majority of portfolio enhancements completed – Ready for next stage of scale (and growth)Strategic Review is targeting ways to gain scale and de-leverContinued focus on operating performance and FCF objectivesTier 3 Design Flagship Data Centers, with Value-Added Cloud Solutions and High-Performance Network attributes, differentiate value proposition  INAP’s Presence in High Power Absorption Markets is Attractive to Multi-Site Enterprises

 Appendix  Reconciliation of Non-GAAP Financial Measures  © 2019 Internap Corporation (INAP)  13

 © 2019 Internap Corporation (INAP)  14  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Business Unit Contribution and Business Unit Contribution Margin are non-GAAP measures. Business Unit Contribution is defined as business unit revenues less direct costs of sales and services, customer support, and sales and marketing. Business Unit Contribution Margin is Business Unit Contribution as a percentage of business unit revenues.

 © 2019 Internap Corporation (INAP)  15  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Adjusted EBITDA is net loss attributable to Shareholders plus depreciation and amortization, interest expense, (benefit) provision for income taxes, other expense, (gain) loss on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, and acquisition costs. Adjusted EBITDA margin is Adjusted EBITDA as a percentage of revenues.

 © 2019 Internap Corporation (INAP)  16  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted Free Cash Flow and Adjusted Unlevered Free Cash Flow are non-GAAP measures. Adjusted Free Cash Flow is net cash flows provided by operating activities, plus cash paid for non-recurring items such as exit activities, restructuring and impairments, strategic alternatives and related costs, organizational realignment costs, acquisition costs and claim settlements, minus capital expenditures. Adjusted Unlevered Free Cash Flow is Adjusted Free Cash Flow plus cash paid for interest.